THE PUTNAM
FUND FOR
GROWTH AND
INCOME

[GRAPHIC OMITTED:ARTWORK]




ANNUAL REPORT
October 31, 1995




[LOGO: BOSTON * LONDON * TOKYO]

PERFORMANCE HIGHLIGHTS

* Morningstar, Inc. once again awarded The Putnam Fund for Growth and Income four out of a possible five stars for the overall risk-adjusted performance of its class A shares as of October 31, 1995. The four-star rating puts the fund's class A shares in the top 32.5% among the 1,300 equity funds rated.*

* Total return for the fund's class A shares has consistently surpassed that of the average growth and income fund tracked by Lipper Analytical Services, based on results for the 1-, 5-, and 10-year periods ended October 31, 1995. For 1 year, the fund's total return for class A shares was 23.00% versus 20.23% for the Lipper category average; for 5 years, 16.17% versus 16.14%; and for 10 years, 14.86% versus 13.17%.+

     CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

19     Financial statements


* Morningstar is an independent research firm that rates a fund in relation to other funds with similar investment objectives, based on the fund's class A shares 1-, 5-, and 10-year average annual returns, adjusted for risk factors and sales charges. For each of these periods ended 10/31/95, there were 1,300, 931, and 487 funds in the equity category, and the fund's class A shares received 3, 3, and 4 stars, respectively. Ratings are subject to change monthly.

+Lipper Analytical Services is an independent research organization; rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A and class B shares ranked 105 and 139, respectively, out of 408 growth and income funds for 1-year performance, through 10/31/95. Class A shares ranked 88 out of 187 and 21 out of 117 funds for 5- and 10-year performance, respectively, through 10/31/95. Class B shares were not ranked for the 5- and 10-year periods. Class M shares, added to the fund on 5/1/95, were not ranked.

Past performance is not indicative of future results.



FROM THE CHAIRMAN


[GRAPHIC OMITED:
   photo of
   George Putnam]

(C) Karsh, Ottawa



Dear Shareholder:

What began as a journey through an uncertain market environment ended in yet another successful run for The
Putnam Fund for Growth and Income during the fiscal year that closed on October 31, 1995. In the year's first half, Fund Managers Anthony Kreisel and David King focused on interest-rate-sensitive securities, a move that proved prescient as the bond market rallied.

By the fiscal year's midpoint at the end of April, many of the uncertainties had been resolved, exposing gathering strength in the stock market as well. At that point, Tony and Dave took profits in some of the bonds and shifted assets into finance and utility stocks. These sectors then helped lead the equity market's march to new highs.

The result: Another year of solid performance that demonstrates why the fund is a perennial favorite with investors seeking long-term growth and income. Tony and Dave provide greater detail in the report that follows.
Respectfully yours,


/s/George Putnam
   -------------
   George Putnam
   Chairman of the Trustees
   December 20, 1995


REPORT FROM THE FUND MANAGERS
ANTHONY I. KREISEL
DAVID L. KING


Strategic investment decisions made early in fiscal 1995 steadily came to fruition, resulting in impressive total returns for The Putnam Fund for Growth and Income over the 12 months ended October 31, 1995. The period began with an unsettled stock market and rising interest rates. It ended with a slowdown of the U.S. economy and with strengthened
U.S. equity and fixed-income markets. For the 12 months ended October 31, 1995, the fund's total return was quite competitive in this market environment: 23.00% for class A shares and 21.91% for class B shares, both at net asset value. This placed the fund's class A shares in the top third of the Lipper universe, where the average return was 20.23%.

* INITIAL FOCUS ON INTEREST-RATE-SENSITIVE SECURITIES PROVED
PROFITABLE

During the first half of fiscal 1995, an emphasis on interest-rate-sensitive securities was a pivotal part of the fund's strategy. This early focus was a key factor in the fund's positive performance later in the year. In November 1994, we believed that a bond-market recovery was near and that interest rates had peaked. We also held the opinion that long-term government bonds, which were then yielding around 8%, offered potential returns that were very competitive with long-term returns from many stocks, with much less risk. Therefore, over the next few months, we allocated more than 8% of the fund's portfolio to intermediate- and long-term government bonds.

By early December 1994, nearly 40% of the portfolio consisted of interest-rate-sensitive securities, including these government bonds as well as those of banks, insurance companies, and utilities. This portfolio allocation proved extremely beneficial for your fund as fixed-income markets rallied and interest-rate-sensitive stocks rebounded over the next few months.

In the bond market, however, this window of opportunity closed relatively quickly. By April 30, 1995, the fund's semiannual point, long-term bond yields had fallen to 6.5%. At this level, Treasury bonds were no longer competitive with the total return potential of equities, and we eliminated the U.S. Treasury position. However, the previous sharp run-up in the government bond market allowed us to take substantial profits on the fund's U.S. Treasury holdings in the process. We redeployed these assets into financial and utility sector stocks. These stocks, with their depressed prices, offered significant value and, therefore, we increased their focus in the portfolio going into the second half of the fiscal year. The fund's financial services holdings performed especially well throughout the period.

* LONG-TERM GLOBAL OPPORTUNITIES KEEP FUND ON A SUCCESSFUL
COURSE

As long-term investors, we continue to seek value stocks based on our assessment of a company's long-term earnings power. We look for U.S. companies that we believe have successfully dealt with internal issues such as cost cutting, product improvements, changing technologies, or restructurings and now are highly competitive with businesses in other parts of the world. Some of these companies are already dominating global markets while others are on the verge of new expansion into foreign operations. Here are some of the fund's key holdings during the annual period -- all are U.S. companies whose businesses extend beyond our shores.

Philip Morris Companies, Inc. continues the rapid increase in its market share abroad. The majority of its earnings now come from food and nondomestic tobacco sales. As the value of its shares rose approximately 60% since the start of 1995, Philip Morris remained the fund's largest holding.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*
showing:
  Insurance and finance                       16.6%
  Utilities                                   13.2%
  Oil and gas                                 11.7%
  Consumer nondurables                         7.7%
  Pharmaceuticals                              6.2%
Footnote reads:
(bullet)Based on net assets as of 10/31/95. Holdings will vary over time.

Avon Products, Inc.'s stock continues to meet our criteria for value, combined with increased earnings levels and strong growth potential in the years ahead. We believe Avon is especially well positioned to benefit from emerging markets in Asia, eastern Europe, and Latin America. Most of Avon's profits now come from international sales.

Eastman Kodak Company has implemented a dramatic restructuring over the last three years and improved its cost control. The world's largest manufacturer of photographic-related products, Kodak has had its stock among the fund's largest holdings and top performers for several years.

TRW, Inc. is a conglomerate that provides products for defense, space, and automotive markets globally. In early
1995, the company experienced increases in sales and earnings as a result of growth in its worldwide automotive business. As TRW's productivity and operating margins continued to improve, we kept it at a sizable position in the portfolio during the fiscal year.

Eli Lilly & Co. and Baxter International, Inc., in the pharmaceuticals and health-care sectors respectively, were among the best-performing holdings in the fund's portfolio. The price of the fund's Lilly position increased from about $60 per share to $90 per share over the annual period. Consequently, we took sizable profits on our holdings of this successful pharmaceutical company toward the end of the fiscal year. Baxter International, the world's largest manufacturer of disposable medical supplies, has been another success story. Baxter has reduced its costs and measurably increased its cash flow in the past year.

Union Carbide Corp., in the chemicals sector, and Chrysler
Corp., in the automotive sector, have both made inward improvements and are now looking outward to expand into foreign markets. Union Carbide, which withdrew from Europe in the 1970s, is now involved in a joint venture in Italy and in a project in the Middle East utilizing the company's improved technologies and cost competitiveness. Chrysler, essentially a North American company, is currently seeking to increase its foreign auto sales by 20% annually over the next five years.

TOP 10 HOLDINGS (10/31/95)*
PHILIP MORRIS COMPANIES, INC.
Tobacco products, food, brewing
EASTMAN KODAK COMPANY
Photographic equipment
KIMBERLY-CLARK CORPORATION
Consumer nondurables
J. P. MORGAN & COMPANY, INC.
Multinational banking and finance
AVON PRODUCTS, INC.
Cosmetics, toiletries, fashion jewelry, fragrances
UPJOHN COMPANY
Phamaceuticals
TRW, INC.
Products for space, defense, and automotive markets
BAXTER INTERNATIONAL, INC.
Medical devices and technology
WARNER-LAMBERT COMPANY
Pharmaceuticals
FLEET FINANCIAL GROUP, INC.
Insurance and finance
Footnote reads:
*These holdings represent 19.40% of the fund's net assets.
Portfolio holdings will vary over time.

Chrysler's minivan product is attractive to foreign consumers and their medium-size car technology is particularly suited to providing larger vehicles for Europe's and Japan's narrow roads. Both companies' earnings potential over the next few years is substantial.

* PREPARING FOR THE NEXT ECONOMIC PHASE

In our view, the current economic slowdown is likely to continue with the possibility that the nation may enter the early stages of recession in fiscal 1996. Accordingly, we have begun to purchase early cycle consumer stocks and plan to increase holdings in the retail, industrial, automotive, and building and construction sectors. We believe stocks in these areas, while they have underperformed in the past two years, now offer solid value relative to price. More importantly, they have historically performed well during periods of economic recession, when the Federal Reserve typically lowers interest rates.

We believe many of the large retail and automotive companies are in much stronger financial condition now than they were a few years ago following cost cutting, debt reduction, and renewed focus on their core businesses as opposed to diversified operations. In the last few months of fiscal 1995, which we considered a transition period in the U.S. economy, we retained our level of commitment to utilities and consumer nondurable sector stocks while anticipating a shift of these assets into consumer cyclical stocks, preparing for the next phase of the market.

* OUTLOOK: A STRATEGY THAT SEEKS VALUE REMAINS EFFECTIVE

As your fund moves into fiscal 1996, we believe there will be further slowing in U.S. economic growth. Consequently, our strategy is to position your fund steadily for a possible soft landing or mild recession sometime in the coming fiscal year. Our emphasis on investing for long-term growth potential and seeking out undervalued companies that perform well through market ups and downs should continue to serve your fund effectively in the coming year.

The views expressed here are exclusively those of Putnam
Management.  They are not meant as investment advice.
Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Performance should always be considered in light of a fund's investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.total return for periods ENDED 10/31/95

                              Class A                         Class B                          Class M
-----------------------------------------------------------------------------------------------------------
                            (11/16/57)*                      (4/27/92)*                       (5/1/95)*
                         NAV          POP              NAV               CDSC            NAV           POP
-----------------------------------------------------------------------------------------------------------
1 year                 23.00%        15.96%           21.91%            16.91%            --             --
-----------------------------------------------------------------------------------------------------------
5 years               111.58         99.47               --                --             --             --
Annual average         16.17         14.81               --                --             --             --
-----------------------------------------------------------------------------------------------------------
10 years              299.54        276.45               --                --             --             --
Annual average         14.86         14.17               --                --             --             --
-----------------------------------------------------------------------------------------------------------
Life-of-class             --            --            51.65             48.65          11.88%          7.94%
Annual average            --            --            12.60             11.96             --             --
-----------------------------------------------------------------------------------------------------------
*Commencement of operations


Comparative INDEX returns for periods ended 10/31/95
                             S&P 500          Consumer
                              Index          Price Index
------------------------------------------------------------
1 year                        26.36%             2.81%
------------------------------------------------------------
5 years                      121.28             15.13
Annual average                17.22              2.86
------------------------------------------------------------
10 years                     320.19             41.40
Annual average                15.44              3.52
------------------------------------------------------------
Life of class B               56.98             10.18
Annual average                13.71              2.80
------------------------------------------------------------
Life of class M               14.50              1.19
------------------------------------------------------------

Performance data represent past results and do not reflect future performance, and will differ for each share class.
They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares, which became effective 5/1/95.
CDSC for class B shares declines from a 5% maximum contingent deferred sales charge during the first year to a 1% charge during the sixth year.






[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]
Y-axis reads (top to bottom) $45,000 to $0 in $5,000 decrements
X-axis reads (left to right) 10/85 to 10/95 in one year increments

A solid black line represents Fund's Class A at POP ranging from $9,425 to $37,645
A solid white line represents S&P's 500 Index ranging from $10,000 to $42,019

A solid gray line represents Consumer Prince Index ranging from $10,000 to $14,140

         Class A     S&P 500       CPI
         --------    -------    -------
10/85     $9,425     $10,000    $10,000
10/86     12,756      13,315     10,147
10/87     13,156      14,159     10,607
10/88     15,550      16,259     11,058
10/89     18,528      20,531     11,555
10/90     17,792      18,988     12,282
10/91     22,900      25,350     12,640
10/92     25,083      27,866     13,045
10/93     29,787      32,015     13,404
10/94     30,605      33,253     13,753
10/95     37,645      42,019     14,140

Cumulative total return of a $10,000
investment since 10/31/85
S&P 500 Index               $42,019
Fund's Class A
shares at POP               $37,645
Consumer Price Index        $14,140

Footnote reads:
Performance data shown reflect years ended on 10/31. Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $15,165 on 10/31/95 ($14,865 with a redemption at the end of the period). For class M shares, a $10,000 investment at inception on 5/1/95 would have been valued at $11,188 at NAV and $10,794 at POP.

PRICE AND DISTRIBUTION INFORMATION
Period ended 10/31/95
                              CLASS A                 CLASS B                CLASS M
------------------------------------------------------------------------------------
Distributions:
------------------------------------------------------------------------------------
No.                                 4                       4                      2
------------------------------------------------------------------------------------
Income                         $0.400                  $0.301                 $0.184
------------------------------------------------------------------------------------
Capital gains:
------------------------------------------------------------------------------------
Long-term                      0.2444                  0.2444                     --
Short-term                     0.1946                  0.1946                     --
------------------------------------------------------------------------------------
Total                          0.8390                  0.7400                  0.184
------------------------------------------------------------------------------------
Share value:                    NAV          POP         NAV         NAV       POP
------------------------------------------------------------------------------------
10/31/94                       $13.65      $14.48      $13.56          --         --
------------------------------------------------------------------------------------
5/1/95                             --          --          --      $14.24     $14.76
------------------------------------------------------------------------------------
(inception of class M shares)
10/31/95                        15.77       16.73       15.63       15.74      16.31
------------------------------------------------------------------------------------
Current return:                  NAV          POP        NAV         NAV        POP
------------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------------
Current dividend rate1           2.54%       2.39%       1.87%       2.34%      2.26%
------------------------------------------------------------------------------------
Current 30-day SEC yield2        2.87        2.70        2.09        2.38       2.29
------------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of each class's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance. It assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index and may pose different risks. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(MOST RECENT CALENDAR QUARTER)

                             CLASS A                    CLASS B                  CLASS M
                        NAV           POP           NAV        CDSC          NAV          POP
-----------------------------------------------------------------------------------------------
1 year                 25.55%        18.31%        24.71%     19.71%          --            --
-----------------------------------------------------------------------------------------------
5 years               112.97        100.70            --         --           --            --
Annual average         16.32         14.95            --         --           --            --
-----------------------------------------------------------------------------------------------
10 years              321.26        296.99            --         --           --            --
Annual average         15.47         14.78            --         --           --            --
-----------------------------------------------------------------------------------------------
Life of class B           --            --         53.98      50.98           --            --
Annual average            --            --         13.41      12.76           --            --
-----------------------------------------------------------------------------------------------
Life of class M           --            --            --        --         13.52%         9.52%
-----------------------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Report of independent accountants
For the Fiscal Year Ended October 31, 1995

To the Trustees and Shareholders of

The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund"), at October 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December  15, 1995





PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995

COMMON STOCKS (93.1%) (a)
NUMBER OF SHARES                                                                                       VALUE

AEROSPACE AND DEFENSE (1.4%)
-------------------------------------------------------------------------------------------------------------
         340,050 Boeing Co.                                                                       22,315,781
       1,822,900 Lockheed Martin Corp.                                                           124,185,063
         494,100 Rockwell International Corp.                                                     21,987,450
         268,250 Sundstrand Corp.                                                                 16,430,313
                                                                                           ------------------
                                                                                                 184,918,607
AUTOMOTIVE (1.9%)
-------------------------------------------------------------------------------------------------------------
       2,150,518 Chrysler Corp.                                                                  111,020,492
         476,500 Dana Corp.                                                                       12,210,313
       2,731,500 General Motors Corp.                                                            119,503,125
          47,500 Varity Corp. (NON)                                                                1,721,875
                                                                                           ------------------
                                                                                                 244,455,805
BASIC INDUSTRIAL PRODUCTS (2.3%)
-------------------------------------------------------------------------------------------------------------
         950,000 Ball Corp.                                                                       26,243,750
         564,000 CBI Industries, Inc.                                                             17,554,500
         337,700 Case Corp.                                                                       12,874,813
         956,150 Caterpillar, Inc.                                                                53,663,919
       1,454,229 Deere (John) & Co.                                                              129,971,717
       1,615,150 General Signal Corp.                                                             51,482,906
          60,000 Harnischfeger Industries, Inc.                                                    1,890,000
         218,700 Minnesota Mining & Manufacturing Co.                                             12,438,563
                                                                                           ------------------
                                                                                                 306,120,168
BUILDING AND CONSTRUCTION (0.3%)
-------------------------------------------------------------------------------------------------------------
         442,455 Armstrong World Industries, Inc.                                                 26,270,766
         651,400 Masco Corp.                                                                      18,320,625
                                                                                           ------------------
                                                                                                  44,591,391
BUSINESS AND EQUIPMENT SERVICES (3.6%)
-------------------------------------------------------------------------------------------------------------
       2,969,650 Dun & Bradstreet Corp.                                                          177,436,588
       1,442,950 IBM Corp.                                                                       140,326,888
       1,181,850 Xerox Corp.                                                                     153,345,038
                                                                                           ------------------
                                                                                                 471,108,514
CHEMICALS (3.9%)
-------------------------------------------------------------------------------------------------------------
         249,350 Dow Chemical Co.                                                                 17,111,644
       1,992,614 du Pont (E.I.) de Nemours & Co.                                                 124,289,298
         534,350 Eastman Chemical Co.                                                             31,793,825
       2,238,690 Grace (W.R.) & Co.                                                              124,806,968
          41,000 Olin Corp.                                                                        2,624,000
       3,275,700 Union Carbide Corp.                                                             124,067,138




COMMON STOCKS

NUMBER OF SHARES                                                                                       VALUE

CHEMICALS (continued)
-------------------------------------------------------------------------------------------------------------
       3,037,800 Witco Chemical Corp.                                                             85,817,850
                                                                                           ------------------
                                                                                                 510,510,723
CONGLOMERATES (5.1%)
-------------------------------------------------------------------------------------------------------------
         703,600 Coltec Industries Inc. (NON)                                                      7,651,650
         500,000 GenCorp, Inc.                                                                     5,250,000
         323,500 General Motors Corp. Class H                                                     13,587,000
       1,110,250 ITT Corp.                                                                       136,005,625
         308,650 Johnson Controls Inc.                                                            17,978,863
       1,744,550 Ogden Corp.                                                                      39,688,513
       2,471,700 Tenneco Inc.                                                                    108,445,838
       3,492,900 TRW, Inc.                                                                       229,658,175
       1,233,650 United Technologies Corp.                                                       109,486,438
                                                                                           ------------------
                                                                                                 667,752,102
CONSUMER DURABLE GOODS (0.3%)
-------------------------------------------------------------------------------------------------------------
       2,081,100 Maytag Corp.                                                                     39,540,900

CONSUMER NON DURABLES (7.7%)
-------------------------------------------------------------------------------------------------------------
       3,195,100 American Brands, Inc.                                                           136,989,913
       3,484,200 Avon Products, Inc.                                                             247,813,725
          95,000 Dimon Inc.                                                                        1,389,375
       3,596,500 Kimberly-Clark Corp.                                                            261,195,813
       4,368,135 Philip Morris Cos., Inc.                                                        369,107,408
                                                                                           ------------------
                                                                                               1,016,496,234

ELECTRONICS AND ELECTRICAL EQUIPMENT (1.8%)
-------------------------------------------------------------------------------------------------------------
         637,900 Eaton Corp.                                                                      32,692,375
       2,733,950 General Electric Co.                                                            172,922,338
         744,300 Honeywell, Inc.                                                                  31,260,600
                                                                                           ------------------
                                                                                                 236,875,313
ENVIRONMENTAL CONTROL (0.5%)
-------------------------------------------------------------------------------------------------------------
       2,455,000 WMX Technologies, Inc.                                                           69,046,875

FOOD (2.0%)
-------------------------------------------------------------------------------------------------------------
         935,700 Anheuser-Busch Cos., Inc.                                                        61,756,200
         100,000 Archer Daniels Midland Co.                                                        1,612,500
          50,000 Dole Food Co.                                                                     1,881,250
       1,625,250 General Mills, Inc.                                                              93,248,719
       2,363,400 Heinz (H.J.) Co.                                                                109,898,100
                                                                                           ------------------
                                                                                                 268,396,769
FOREST PRODUCTS (1.2%)
-------------------------------------------------------------------------------------------------------------
         366,175 Rayonier, Inc.                                                                   13,731,563
       3,119,000 Weyerhaeuser Co.                                                                137,625,875
                                                                                           ------------------
                                                                                                 151,357,438





COMMON STOCKS

NUMBER OF SHARES                                                                                       VALUE

HEALTH CARE (1.7%)
-------------------------------------------------------------------------------------------------------------
       5,806,250 Baxter International, Inc.                                                      224,266,406

INSURANCE AND FINANCE (15.8%)
-------------------------------------------------------------------------------------------------------------
         694,250 AON Corp.                                                                        28,551,031
       2,283,800 Aetna Life & Casualty Co.                                                       160,722,425
       1,903,977 Allstate Corp.                                                                   69,971,155
       3,139,400 American General Corp.                                                          103,207,775
       3,215,050 BankAmerica Corp.                                                               184,865,375
       2,495,996 Bankers Trust New York Corp.                                                    159,119,745
         255,207 Bear Stearns Companies, Inc.                                                      5,072,239
       2,840,900 Beneficial Corp.                                                                139,204,100
       1,169,150 CIGNA Corp.                                                                     115,891,994
       1,026,700 CoreStates Financial Corp.                                                       37,346,213
         855,850 Federal National Mortgage Association                                            89,757,269
       5,593,750 Fleet Financial Group, Inc.                                                     216,757,813
       3,064,700 Keycorp                                                                         103,433,625
       3,311,302 Morgan (J.P.) & Co., Inc.                                                       255,384,167
         498,300 National City Corp.                                                              15,385,013
       2,259,250 NationsBank Corp.                                                               148,545,688
       4,247,000 PNC Bank Corp.                                                                  111,483,750
       2,050,900 Reliance Group Holdings, Inc.                                                    15,125,388
       2,800,000 USF&G Corp.                                                                      46,900,000
         312,500 Wells Fargo & Co.                                                                65,664,063
                                                                                           ------------------
                                                                                               2,072,388,828
METALS AND MINING (0.5%)
-------------------------------------------------------------------------------------------------------------
          57,500 Alumax, Inc. (NON)                                                                1,696,250
         180,000 Freeport McMoran, Inc.                                                            6,727,500
       1,856,360 Freeport-McMoRan Copper & Gold Co., Inc. Class A                                 42,464,235
         757,872 Freeport-McMoRan Copper & Gold Co., Inc. Class B                                 17,241,588
                                                                                           ------------------
                                                                                                  68,129,573
OIL AND GAS (11.6%)
-------------------------------------------------------------------------------------------------------------
       2,279,300 Amoco Corp.                                                                     145,590,288
         663,700 Atlantic Richfield Co.                                                           70,849,975
       1,465,995 British Petroleum PLC ADR (United Kingdom)                                      129,374,059
          47,500 Columbia Gas System, Inc. (NON)                                                   1,828,750
       3,887,100 Enron Corp.                                                                     133,619,063
       2,668,350 Exxon Corp.                                                                     203,795,231
         654,400 McDermott International, Inc.                                                    10,388,600
       1,304,150 Mobil Corp.                                                                     131,393,113
       5,992,477 Occidental Petroleum Corp.                                                      128,838,256
       1,207,550 Panhandle Eastern Corp.                                                          30,490,638
         425,900 Pennzoil Co.                                                                     16,077,725
       3,858,684 Phillips Petroleum Co.                                                          124,442,559
         728,000 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                  89,453,000
       3,214,200 Sonat, Inc.                                                                      92,408,250
       1,402,350 Texaco, Inc.                                                                     95,535,094
       3,939,826 Total Corp. ADR (France)                                                        121,642,128
          82,500 Union Pacific Resources Group Inc. (NON)                                          1,876,875
                                                                                           ------------------
                                                                                               1,527,603,604


COMMON STOCKS

NUMBER OF SHARES                                                                                       VALUE

PHARMACEUTICALS (6.2%)
-------------------------------------------------------------------------------------------------------------
       1,498,250 American Home Products Corp.                                                    132,782,406
       2,275,400 Bristol-Myers Squibb Co.                                                        173,499,250
          36,750 Lilly (Eli) & Co.                                                                 3,550,969
         255,200 Schering-Plough Corp.                                                            13,685,100
         650,000 Smithkline Beecham PLC ADR (United Kingdom)                                      33,718,750
       4,797,750 Upjohn Co.                                                                      243,485,813
       2,590,450 Warner-Lambert Co.                                                              220,512,056
                                                                                           ------------------
                                                                                                 821,234,344
PHOTOGRAPHY (2.2%)
-------------------------------------------------------------------------------------------------------------
       4,564,650 Eastman Kodak Co.                                                               285,861,206
          42,500 Polaroid Corp.                                                                    1,816,875
                                                                                           ------------------
                                                                                                 287,678,081
PUBLISHING (1.1%)
-------------------------------------------------------------------------------------------------------------
         497,500 Dow Jones & Co., Inc.                                                            17,536,875
       1,575,750 McGraw-Hill, Inc.                                                               129,014,531
                                                                                           ------------------
                                                                                                 146,551,406
REAL ESTATE (1.3%)
-------------------------------------------------------------------------------------------------------------
         500,000 Avalon Properties, Inc.                                                           9,750,000
         611,000 Beacon Properties Corp.                                                          13,289,250
         349,900 Bradley Real Estate Trust, Inc.                                                   5,029,813
       1,130,000 Debartolo Realty Corp.                                                           14,690,000
         133,600 Kranzco Realty Trust                                                              2,037,400
         336,000 LTC Properties, Inc.                                                              4,872,000
         397,600 Macerich Co.                                                                      8,001,700
       1,599,400 Meditrust Corp.                                                                  53,979,750
         166,000 National Health Investors, Inc.                                                   4,980,000
         415,000 Nationwide Health Properties, Inc.                                               17,066,875
         352,200 Smith (Charles E.) Residential Realty, Inc.                                       8,188,650
         124,200 Starwood Lodging Trust                                                            3,384,450
         500,000 Storage USA, Inc.                                                                14,625,000
         228,000 Tanger Factory Outlet Center                                                      5,358,000
         225,000 Wellsford Residential Property Trust                                              4,443,750
                                                                                           ------------------
                                                                                                 169,696,638
RETAIL (4.1%)
-------------------------------------------------------------------------------------------------------------
      10,452,800 K mart Corp.                                                                     84,929,000
          53,000 Kroger Co. (NON)                                                                  1,768,875
       1,000,000 Limited, Inc. (The)                                                              18,375,000
         750,000 May Department Stores Co.                                                        29,437,500
       4,150,500 Melville Corp.                                                                  132,816,000
       2,750,000 Penney (J.C.) Co., Inc.                                                         115,843,750
       2,300,000 Rite Aid Corp.                                                                   62,100,000
       2,849,900 Sears, Roebuck & Co.                                                             96,896,600
                                                                                           ------------------
                                                                                                 542,166,725
TRANSPORTATION (3.4%)
-------------------------------------------------------------------------------------------------------------
         258,400 CSX Corp.                                                                        21,641,000
       1,627,650 Conrail, Inc.                                                                   111,900,938






COMMON STOCKS

NUMBER OF SHARES                                                                                       VALUE

TRANSPORTATION (CONTINUED)
-------------------------------------------------------------------------------------------------------------
       1,239,150 Norfolk Southern Corp.                                                           95,724,338
       3,240,000 Ryder System, Inc.                                                               78,165,000
       2,104,100 Union Pacific Corp.                                                             137,555,538
                                                                                           ------------------
                                                                                                 444,986,814
UTILITIES (13.2%)
-------------------------------------------------------------------------------------------------------------
       2,339,650 American Telephone & Telegraph Co.                                              149,737,600
       2,635,100 Bell Atlantic Corp.                                                             167,658,238
         879,700 BellSouth Corp.                                                                  67,297,050
       3,911,007 Cinergy Corp.                                                                   110,974,824
       1,614,900 Consolidated Edison Co. of New York, Inc.                                        49,052,588
       2,300,000 Entergy Corp.                                                                    65,550,000
         633,500 Frontier Corp.                                                                   17,104,500
         480,800 Houston Industries, Inc.                                                         22,297,100
       2,000,000 Long Island Lighting Co.                                                         34,000,000
       3,744,232 NYNEX Corp.                                                                     175,978,904
       4,522,850 Northeast Utilities Co.                                                         111,940,538
       2,469,450 Peco Energy Co.                                                                  72,231,413
       1,933,900 Potomac Electric Power Co.                                                       48,347,500
         519,150 Public Service Co. of Colorado                                                   17,715,994
       4,700,850 Public Service Enterprise Group, Inc.                                           138,087,469
         962,500 SBC Communications, Inc.                                                         53,779,688
       4,172,700 Sprint Corp.                                                                    160,648,950
       3,842,500 Texas Utilities Electric Co.                                                    141,211,875
       2,327,368 US West, Inc.                                                                   110,840,901
         615,309 Union Electric Co.                                                               23,997,051
                                                                                           ------------------
                                                                                               1,738,452,183
                                                                                           ------------------
                 TOTAL COMMON STOCKS (cost $10,592,694,879)                                  $12,254,325,441
                                                                                           ------------------

CONVERTIBLE PREFERRED STOCKS (1.0%) (a)
NUMBER OF SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
         153,850 Ford Motor Co. Ser. A, $4.20, dep. shs. cv. pfd.                                $14,461,900
       1,054,700 Unisys Corp. Ser. A, $3.75 cv. pfd.                                              29,004,250
         326,750 Citicorp Ser. 13, $5.38 cv. pfd.                                                 58,079,813
         450,000 Freeport-McMoRan Copper Co., Inc.
                 stepped-coupon $1.25 ($1.75, 8/1/96) (STP)                                       10,743,750
         800,000 Atlantic Ritchfield Co. $2.23 cv. pfd.                                           17,900,000
                                                                                           ------------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS (cost $125,347,882)                         $130,189,713

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
     $28,700,000 Banco Nacional de Mexico SA cv. bonds 7s, 1999 (Mexico)                         $22,386,000
      27,100,000 Comcast Corp. cv. notes 1 1/8s, 2007                                             13,346,750
      32,000,000 Mitsubishi Bank Ltd. International Finance (Bermuda) cv. trust
                 guaranteed notes 3s, 2002 (Japan)                                                33,200,000
     116,825,000 Roche Holdings, Inc., 144A cv. unsub. Liquid Yield Option Note
                 zero %, 2010 (Switzerland)                                                       48,482,375
                                                                                           ------------------
                 TOTAL CONVERTIBLE BONDS AND NOTES (cost $113,486,534)                          $117,415,125


CORPORATE BONDS AND NOTES (0.2%) (a) (cost $24,521,875)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
     $19,000,000 Siemens Capital Corp. Co. Guaranty 8s, 2002 (Germany)                           $25,317,500






U.S. GOVERNMENT AND AGENCY OBLIGATIONS ( - %) (a)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
          $3,627 11 1/2s with various due dates from March 15, 2010, to March 15, 2013                $4,119
           4,835 11s, January 15, 2010                                                                 5,419
         184,720 7 1/2s with various due dates from February 15, 2007, to April 15, 2007             189,915
         577,483 7 1/4s with various due dates from February 15, 2005, to March 15, 2005             595,146
         342,592 9s with various due dates from December 15, 2004, to June 15, 2011                  364,969
-------------------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (cost $1,071,857)                   $1,159,568

SHORT-TERM INVESTMENTS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------
     $16,500,000 A I Credit Corp. 5.7s, November 1, 1995                                         $16,500,000
      25,000,000 American Telephone & Telegraph Capital Corp. 5.62s,
                 December 4, 1995                                                                 24,871,208
      75,000,000 Ciesco L.P. 5.65s to 5.68s, with various due dates
                 from November 2, 1995 to November 17, 1995                                       74,909,632
      33,500,000 Federal Home Loan Bank 5.5s to 5.54s, with various due dates
                 from January 18, 1996 to February 7, 1996                                        33,020,730
      45,300,000 Federal Home Loan Mortgage Corp. 5.48s to 5.6s, with various
                 due dates from December 4, 1995 to December 21, 1995                             45,022,857
     307,075,000 Federal National Mortgage Association  5.5s to 5.75s, with
                 various due dates from November 3, 1995 to April 5, 1996                        304,765,220
      25,000,000 General Electric Capital Corp. 5.63s, November 6, 1995                           24,980,452
      25,000,000 General Motors Acceptance Corp. 5.78s, November 1, 1995                          25,000,000
      25,000,000 Hewlett Packard Co. 5.63s, January 10, 1996                                      24,722,868
      50,000,000 Metropolitan Life Funding, 5.65s to 5.67s, with various due dates
                 from December 6, 1995 to December 12, 1995                                       49,705,257
      25,000,000 Morgan (J.P.) & Co., Inc. 5.7s, November 6, 1995                                 24,980,208
      21,175,000 Preferred Receivables Funding Corp. 5.73s, November 16, 1995                     21,124,445
      30,000,000 USAA Capital Corp. 5.65s, November 7, 1995                                       29,971,750
      53,829,000 Interest in $357,916,000 joint repurchase agreement dated October 31, 1995 with Lehman Brothers Inc.
                 due November 1, 1995 with respect to various U. S. Treasury obligations-maturity value of $53,837,762 for an effective
                 yield of 5.86%                                                                   53,837,762
                                                                                           ------------------
                 TOTAL SHORT-TERM INVESTMENTS (cost $753,423,930)                               $753,412,389
-------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS (cost $11,610,546,957) (b)                                $13,281,819,736
-------------------------------------------------------------------------------------------------------------

                 (a) Percentages indicated are based on net assets of $13,163,246,377.

                 (STP) The dividend rate and date shown parenthethically represent the new dividend rate to be paid and the date the fund will begin receiving dividend at this rate.

                 (NON) Non-income producting securities.

                 (b) The aggregate identified cost for federal income tax purposes is $11,643,643,452, resulting in gross unrealized appreciation and depreciation of $1,968,027,725 and $329,851,441 respectively, or net unrealized appreciation of $1,638,176,284.

                 ADR after the name of a foreign holding, stands for American Depository Receipt representing foreign securities on deposit with a domestic custodian bank.


                 144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933.
                 These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 The accompanying notes are an integral part of these financial statements.









<CAPTION
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value  (identified cost
$11,610,546,957)  (Note 1)                                      $13,281,819,736
-------------------------------------------------------------------------------
Cash                                                                        403
-------------------------------------------------------------------------------
Interest and dividends receivable                                    30,708,754
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                               34,323,309
-------------------------------------------------------------------------------
Receivable for securities sold                                      106,556,564
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     13,453,408,766

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                    254,505,850
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            9,681,751
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         14,490,021
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             5,572
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              6,512
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                6,012,421
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2 )           3,915,881
-------------------------------------------------------------------------------
Other accrued expenses                                                1,544,381
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   290,162,389
-------------------------------------------------------------------------------
NET ASSETS                                                      $13,163,246,377

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in-capital  (Notes 1 and 4)                                $10,898,704,222
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                         46,517,767
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions
(Note 1)                                                            546,751,609
-------------------------------------------------------------------------------
Net unrealized appreciation on investments                        1,671,272,779
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL
SHARES OUTSTANDING                                              $13,163,246,377

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($7,859,495,570 divided by 498,462,066 shares)                           $15.77
-------------------------------------------------------------------------------
Offering price per Class A share (100/94.25 of $15.77)*                  $16.73
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($5,089,358,931 divided by 325,545,785 shares)+                          $15.63
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($21,099,961 divided by 1,340,766 shares)                                $15.74
-------------------------------------------------------------------------------
Offering price per Class M share (100/96.50 of $15.74)*                  $16.31
-------------------------------------------------------------------------------
Net asset value,  offering price and redemption price of
class Y shares   ($193,291,915 divided by 12,248,416 shares)             $15.78
-------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of   $50,000
  or more and on group sales the offering price is reduced.
+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.






STATEMENT OF OPERATIONS
Year Ended October 31, 1995


INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                            $62,275,920
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,416,025)                        382,186,777
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             444,462,697

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                     49,858,049
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                       17,444,021
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       188,524
-------------------------------------------------------------------------------
Reports to shareholders                                                 180,568
-------------------------------------------------------------------------------
Auditing                                                                142,925
-------------------------------------------------------------------------------
Legal                                                                   124,349
-------------------------------------------------------------------------------
Postage                                                               1,050,768
-------------------------------------------------------------------------------
Registration Fees                                                       742,358
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                16,932,743
-------------------------------------------------------------------------------
Distribution fees -- Class B ( Note 2)                               40,651,207
-------------------------------------------------------------------------------
Distribution fees -- Class M ( Note 2)                                   35,250
-------------------------------------------------------------------------------
Administrative services (Note 2)                                         81,896
-------------------------------------------------------------------------------
Other expenses                                                          307,253
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                      127,739,911
-------------------------------------------------------------------------------
Expense Reduction (Note 2)                                           (1,384,352)
-------------------------------------------------------------------------------
NET EXPENSES                                                        126,355,559
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               318,107,138
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    567,738,792
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        1,368,165,037
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                           1,935,903,829
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,254,010,967
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






STATEMENT OF CHANGES IN NET ASSETS
October 31, 1995

                                                     Year ended October 31
                                                    ---------------------
                                                    1995               1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $318,107,138       $241,197,241
-------------------------------------------------------------------------------
Net realized gain on investments                 567,738,792        275,752,923
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investments                               1,368,165,037       (285,247,436)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      2,254,010,967        231,702,728
-------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------
  From net investment income:
    Class A                                     (186,528,064)      (173,423,625)
-------------------------------------------------------------------------------
    Class B                                      (84,305,152)       (63,658,537)
-------------------------------------------------------------------------------
    Class M                                         (104,438)                 -
-------------------------------------------------------------------------------
    Class Y                                       (2,521,806)          (215,501)
-------------------------------------------------------------------------------
  From net realized gain on investments:
    Class A                                     (193,525,619)      (200,887,376)
-------------------------------------------------------------------------------
    Class B                                     (109,385,623)       (75,867,323)
-------------------------------------------------------------------------------
    Class Y                                         (882,814)                 -
-------------------------------------------------------------------------------
INCREASE FROM CAPITAL SHARE TRANSACTIONS       2,130,825,036      2,603,981,403
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                   3,807,582,487      2,321,631,769
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                              9,355,663,890      7,034,032,121
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
  investment income of $46,517,767
  and $1,776,815, respectively)              $13,163,246,377     $9,355,663,890
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                       June 15,1994      May 1, 1995
                                                                      (commencement    (commencement
                                                          Year ended   of operations)  of operations)
                                                          October 31   to October 31   to October 31       Year ended October 31
                                                         ------------------------------------------------------------------------
                                                                1995*           1994          1995*         1995*            1994
                                                         ------------------------------------------------------------------------
                                                                      Class Y              Class M                  Class B
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.66         $13.46         $14.24        $13.56           $14.18
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            .49            .12            .15           .35              .35
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                           2.50            .19           1.53          2.46            (.09)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT ACTIVITIES                                2.99            .31           1.68          2.81              .26
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           (.43)          (.11)          (.18)         (.30)            (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                (.44)            --             --          (.44)            (.54)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (.87)          (.11)          (.18)         (.74)            (.88)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $15.78         $13.66         $15.74        $15.63           $13.56
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
 NAV (%) (a)                                                   23.28           2.28(b)       11.88(b)      21.91             2.01
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)                    $193,292        $27,632        $21,100    $5,089,359       $3,318,858
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                   .64            .26(b)         .66(b)       1.64             1.70
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                                  3.14           1.17(b)        1.12(b)       2.42             2.42
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         58.40          48.76          58.40         58.40            48.76
---------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout the period)
                                                                            April 27,1992
                                                                            (commencement
                                                                          of operations) to
                                                                               October 31
                                                         ---------------------------------------------
                                                                    1993*          1992*          1995*
                                                         ---------------------------------------------
                                                                         Class B              Class A
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $12.88         $12.69         $13.65
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                                .31            .18            .46
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
 (loss) on investments                                              1.89            .26           2.50
------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT ACTIVITIES                                    2.20            .44           2.96
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------
Net investment income                                               (.44)          (.25)          (.40)
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                    (.46)            --           (.44)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (.90)          (.25)          (.84)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $14.18         $12.88         $15.77
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NAV (%) (a)                                                        17.86           3.47(b)       23.00
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)                      $1,819,793      $288,121      $7,859,496
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                      1.68           .97(b)          .89
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                                      2.27          1.15(b)         3.20
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             64.02          66.63          58.40
------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout the period)



 October 31                                                                Year Ended October 31
                                                        -------------------------------------------------------
                                                           1994            1993            1992            1991
                                                        -------------------------------------------------------
                                                                               Class A
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $14.26          $12.92          $12.82          $10.87
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                       .44             .43             .48             .54
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                      (.08)           1.88             .65            2.46
---------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT ACTIVITIES                            .36            2.31            1.13            3.00
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
---------------------------------------------------------------------------------------------------------------
 Net investment income                                     (.43)           (.51)           (.54)           (.62)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                           (.54)           (.46)           (.49)           (.43)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        (.97)           (.97)          (1.03)          (1.05)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $13.65          $14.26          $12.92          $12.82
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NAV (%) (a)                                                2.74           18.75            9.53           28.71
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)             $6,009,174      $5,214,239      $3,517,199      $2,688,047
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)              .95             .93            1.07             .95
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)                                             3.18            3.18            3.72            4.45
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    48.76           64.02           66.63           77.06
---------------------------------------------------------------------------------------------------------------

  * Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (See
    Note 2)




NOTES TO FINANCIAL STATEMENTS
October 31, 1995

Note 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income.

The fund offers class A, class B , class M and class Y shares. The fund commenced offering its class M shares on May 1, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B shares and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest or intend to invest a specific amount in a combination of Putnam funds. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc.
("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified
$93,274 to increase undistributed net investment income and $351,989 to increase paid-in-capital, with a decrease to accumulated net realized gains of $445,263.

NOTE 2

MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER
TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.390% of the next $5 billion, and 0.380% of any excess thereafter subject to reduction in any year to the extent that expenses (exclusive of brokerage, interest, taxes, credits allowed by PFTC and distribution fees) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $10,010, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the
Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are being provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $1,384,352 under an expense offset arrangement with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $4,562,142 and $41,338 from the sale of class A and class M shares, respectively, and $7,117,759 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $24,254 on class A redemptions.

Note 3

PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $7,574,498,181 and $5,359,646,998, respectively. Purchases and sales of U.S. government obligations aggregated $484,969,253 and $767,363,737, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4

CAPITAL SHARES

At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into four classes, designated class A, class B, class M and class Y capital stock. Transactions in capital shares were as follows:

                      YEAR ENDED OCTOBER 31, 1995
CLASS A                SHARES            AMOUNT
----------------------------------------------------
Shares sold           106,699,884     $1,535,276,912
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          26,155,203        345,499,774
----------------------------------------------------
                      132,855,087      1,880,776,686
Shares
repurchased           (74,467,149)    (1,063,380,132)
----------------------------------------------------
NET INCREASE           58,387,938       $817,396,554
----------------------------------------------------

                       YEAR ENDED OCTOBER 31, 1994
CLASS A                 SHARES            AMOUNT
----------------------------------------------------
Shares sold           106,255,480     $1,437,865,777
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          24,903,676        336,303,950
----------------------------------------------------
                      131,159,156      1,774,169,727
Shares
repurchased           (56,613,258)      (765,234,815)
----------------------------------------------------
NET INCREASE           74,545,898     $1,008,934,912
----------------------------------------------------

                       YEAR ENDED OCTOBER 31, 1995
CLASS B                 SHARES            AMOUNT
----------------------------------------------------
Shares sold           103,563,018     $1,481,487,774
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          13,827,849        180,565,029
----------------------------------------------------
                      117,390,867      1,662,052,803
Shares
repurchased           (36,574,502)      (517,036,794)
----------------------------------------------------
NET INCREASE           80,816,365     $1,145,016,009
----------------------------------------------------

                      YEAR ENDED OCTOBER 31, 1994
CLASS B                SHARES            AMOUNT
----------------------------------------------------
Shares sold           131,189,830     $1,765,548,750
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           9,653,561        129,687,483
----------------------------------------------------
                      140,843,391      1,895,236,233
Shares
repurchased           (24,490,786)      (327,825,478)
----------------------------------------------------
NET INCREASE          116,352,605     $1,567,410,755
----------------------------------------------------

                          FOR THE PERIOD MAY 1, 1995
                              (COMMENCEMENT OF
                                  OPERATIONS)
                             TO OCTOBER 31, 1995
CLASS M                     SHARES         AMOUNT
----------------------------------------------------
Shares sold                1,408,277     $21,457,349
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  6,677         102,694
----------------------------------------------------
                           1,414,954      21,560,043
Shares
repurchased                  (74,188)      (1,150,413)
----------------------------------------------------
NET INCREASE               1,340,766     $20,409,630
----------------------------------------------------

                         YEAR ENDED OCTOBER 31, 1995
CLASS Y                    SHARES          AMOUNT
----------------------------------------------------
Shares sold              11,259,867     $163,682,273
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               240,803        3,404,620
----------------------------------------------------
                         11,500,670      167,086,893
Shares
repurchased              (1,274,438)     (19,084,050)
----------------------------------------------------
NET INCREASE             10,226,232     $148,002,843
----------------------------------------------------

                         FOR THE PERIOD JUNE 15, 1994
                              (COMMENCEMENT OF
                                   OPERATIONS)
                             TO OCTOBER 31, 1994
CLASS Y                     SHARES          AMOUNT
----------------------------------------------------
Shares sold                2,024,404     $27,663,387
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 15,650         215,661
----------------------------------------------------
                           2,040,054      27,879,048
Shares
repurchased                  (17,870)       (243,312)
----------------------------------------------------
NET INCREASE               2,022,184     $27,635,736
----------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue code, the fund hereby designates $0.2444 per share as capital gain dividends for its taxable year ended October 31, 1995.

The fund designated 61.78% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The form 1099 you will receive in January 1996 will show the tax status of all distributions.

OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE.

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years. In 1994, over 80,000 tests of 55 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW.

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY.

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY.

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

* To make an additional investment in this or any other
Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

 *Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.

FUND INFORMATION

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President and Fund Manager

David L. King
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President
and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]

       THE PUTNAM FUNDS
       One Post Office Square
       Boston Massachusetts, 02109

Bulk Rate
U.S. Postage
PAID
Putnam
Investments



21697-002/881/427   12/95